                         RELIABILITY INCORPORATED

                         SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  X
                        ---
Filed by a Party other than the Registrant
                                            ---
Check the appropriate box:

   Preliminary Proxy Statement
---
   Confidential, for Use of the Commission Only (as permitted by
---         Rule 14a-6(e)(2))

 X Definitive Proxy Statement
---
   Definitive Additional Materials
---
   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
---
                         Reliability Incorporated
             (Name of Registrant as Specified in Its Charter)
                         Reliability Incorporated
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

 X No fee required
---
   $500 per each party to the controversy pursuant to Exchange Act Rule
---         14a-6(i)(3).

   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
---

   1)   Title of each class of securities to which transaction applies:
   2)   Aggregate number of securities to which transaction applies:
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
   4)   Proposed maximum aggregate value of transaction:
   5)   Total fee paid:

   Fee paid previously with preliminary materials
---
--- Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:   -0-
        2)  Form Schedule or Registration Statement No.:
        3)  Filing Party:
        4)  Date Filed:   March 17, 1997

* Set forth the amount on which the filing fee is calculated and state how it was determined.




ofs:fin:prox97.wp1                   1

                         RELIABILITY INCORPORATED

                              16400 Park Row
                           Houston, Texas 77084

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD APRIL 30, 1997




To the Shareholders of
Reliability Incorporated:

   Notice is hereby given that the 1997 annual meeting of shareholders of Reliability Incorporated (the "Company") will be held in the offices of the Company at 16400 Park Row, Houston, Texas 77084, on April 30, 1997, at 10:00 a.m. Houston time, for the following purposes:

   1. To elect a Board of Directors to serve until the next annual meeting of shareholders and until their respective successors are elected.

   2. To consider and act upon a proposal to approve the Reliability Incorporated 1997 Stock Option Plan and to ratify the adoption thereof by the Board of Directors.

   3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The Board of Directors has fixed the close of business on March 14, 1997, as the record date for determination of shareholders entitled to notice of, and to vote at, such meeting.

   Regardless of whether you expect to attend the meeting in person, you are requested to fill in, date and sign the enclosed proxy and return it in the enclosed envelope at your earliest convenience. No postage need be affixed if such envelope is mailed in the United States.

                                          By order of the Board of Directors,



                                                      Max T. Langley
                                                         Secretary







Date:  March 25, 1997

                         RELIABILITY INCORPORATED

                              16400 Park Row
                           Houston, Texas 77084

                              PROXY STATEMENT
                                    FOR
                      ANNUAL MEETING OF SHAREHOLDERS


Solicitation and revocation of proxies

   The accompanying proxy is solicited by Reliability Incorporated, a Texas corporation (the "Company"), for use in connection with the 1997 annual meeting of shareholders of the Company. Although proxies will be solicited primarily by mail, employees of the Company may personally aid in such solicitation. The Company will make arrangements with brokerage houses and banks for forwarding proxy materials to the beneficial owners of shares registered in brokers' and banks' names. All solicitation costs will be borne by the Company. All properly signed proxies will be voted, and, where a choice has been specified by the shareholder as provided on the proxy, it will be voted in accordance with the specification so made. If no specification is made, the shares will be voted FOR all nominees for director and FOR approval and ratification of the 1997 Stock Option Plan. Any shareholder giving a proxy may revoke it at any time before it is used at the meeting by giving written notice of revocation to the secretary of the Company or by signing and delivering to the secretary of the Company a proxy bearing a later date.

   Proxy materials are expected to be mailed or delivered to shareholders on or about March 25, 1997.

Voting at the meeting

   Only holders of record of the Company's Common Stock (the "Common Stock") at the close of business on March 14, 1997, will be entitled to vote at the meeting. As of such date, 2,972,627 shares were issued and outstanding and entitled to vote at the meeting. Each share of Common Stock is entitled to one vote; shareholders do not have the right to cumulate their votes with respect to the election of directors. Directors are elected by a majority vote of those shares present and voting at the meeting. The 1997 Stock Option Plan will be approved by the affirmative vote of a majority of the shares present and voting at the meeting.

                         RELIABILITY INCORPORATED
                              PROXY STATEMENT

                         OWNERSHIP OF COMMON STOCK

Principal stockholders

   As of February 14, 1997, each of the following persons beneficially owned 5% or more of the 4,242,848 (2,972,627 as of March 14, 1997 as explained below) shares of Common Stock then outstanding:

                             Voting shares           Dispositive shares
                          and percent of total      and percent of total
Name and address             outstanding (1)           outstanding (2)
----------------          --------------------      --------------------

S. I. P., Inc.            1,270,221   (29.94%)(3)  1,270,221  (29.94%)(3)
    P. O. Box 34311
    Houston, TX

Dimensional Fund
  Advisors Inc.             261,200    (6.16%)(4)    261,200   (6.16%)(4)
    1299 Ocean Avenue,
    11th Floor
    Santa Monica, CA

Fidelity Low-Priced
  Stock Fund                236,000    (5.56%)(5)    236,000   (5.56%)(5)
    82 Devonshire Street
    Boston, MA

--------------------
(1)   Shares as to which the shareholder has voting power.
(2)   Shares as to which the shareholder has power to dispose.
(3) On March 12, 1997, S.I.P., Inc. sold its shares to the Company and ceased to be a stockholder.
(4) Dimensional Fund Advisors Inc. ("Dimensional"), in a Schedule 13G, reported sole power to vote 141,200 shares and that certain persons in their capacity as officers of Dimensional vote an additional 120,000 shares, in addition to voting the 141,200 shares. As reported in a
      Schedule 13G, dated February 5, 1997, after giving effect to S.I.P., Inc.'s March 1997 stock sale to the Company, Dimensional owns 8.79% of the outstanding shares.
(5) As reported in a Schedule 13G, dated February 14, 1997; after giving effect to S.I.P, Inc.'s March 1997 stock sale to the Company, Fidelity owns 7.94% of the outstanding shares.

--------------------

      S.I.P., Inc. ("SIP"), a Houston-based construction company, is a wholly-owned second tier subsidiary of Parsons Corporation, which may be deemed to own beneficially the shares of Common Stock owned by SIP. On March 12, 1997, SIP sold its shares to the Company. The shares purchased from SIP are held by the Company as treasury shares and are not outstanding and do not vote.

      Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 261,200 shares of Common Stock as of December 31, 1996, all of which shares are held in portfolios of

                         RELIABILITY INCORPORATED
                              PROXY STATEMENT


DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

   Edward C. Johnson, III, owns approximately 12% and Abigail P. Johnson owns approximately 25% of the stock of FMR Corp., which controls Fidelity Management & Research Company ("Fidelity"), the investment advisor to the Fidelity Low-Priced Stock Fund ("Fund"). Members of the Edward C. Johnson, III family and trusts for their benefit constitute a group controlling Fidelity. The Fund's shares are voted by Fidelity under guidelines established by the Board of Trustees of the Fund; the Johnson family, through its control of Fidelity, has the sole power to dispose of the Fund's shares.

   The Company's Employee Stock Savings Plan (the "Plan") owns a total of 324,156 shares (7.64% as of February 14, 1997 and 10.90% after giving effect to SIP's stock sale to the Company on March 12, 1997) of Common Stock. Each employee of the Company who participates in the Plan may direct the Trustee of the Plan on how to vote the stock beneficially owned by such employee and, under certain circumstances, the employee can direct the sale of some or all of the shares held for his benefit. No employee owns 5% or more of the Company's shares through the Plan.

  On March 12, 1997, the Company purchased all shares owned by S.I.P., Inc. The transaction reduced the total shares of outstanding Common Stock from 4,242,848 to 2,972,627. The shares which were purchased from S.I.P., Inc. are held in the Company's treasury.

                         RELIABILITY INCORPORATED
                              PROXY STATEMENT


Security ownership of management

   The following table sets forth, as of March 14, 1997, the amount of Common Stock owned by the directors of the Company, the nominees for director, each executive officer named in the compensation table and all directors and officers as a group.

                                    Amount and Nature of
                                    Beneficial Ownership
                                    --------------------
                                 Voting
                                   and             Other
   Name of Individual          Investment       Beneficial       Percent
       or Group                Power (1)       Ownership (2)   of Class (3)
   ------------------          ----------      -------------   ------------
Larry Edwards                    56,850           25,945         2.79%
W. L. Hampton                      -0-              -0-           -0-
John R. Howard                      300             -0-            *
Thomas L. Langford                2,000             -0-            *
A. C. Lederer, Jr.                6,500             -0-            *
James M. Harwell                    600            9,864           *
Max T. Langley                   10,100           12,429           *
Paul Nesrsta                        -0-            5,285           *
Robert W. Hildenbrand, Jr.          -0-            9,398           *
All executive officers
  and directors as a
  group (nine persons)           76,350           62,921         4.69

--------------------
*    Less than 1%

(1) Each person has the sole power to vote and dispose of the shares shown except that Mr. Edwards has shared power with his spouse to vote and dispose of the 56,850 shares reported above.

(2) Represents shares allocated to the executive officer through his participation in the Company's Employee Stock Savings Plan (the "Plan"), according to the latest statement for said Plan which is as of December 31, 1996. Employees have the power to vote all shares held in the Plan and, under certain circumstances, the employee can direct the sale of some or all of the shares held for his benefit.

(3) The percent stated in this column is based on the total beneficial ownership of the individual or group as a percent of the 2,972,627 shares of Common Stock outstanding as of March 14, 1997.

--------------------

   The Company is not aware of any contractual arrangement the operation of which may at any subsequent date result in a change in control of the Company.

                         RELIABILITY INCORPORATED
                              PROXY STATEMENT

                           ELECTION OF DIRECTORS

   At the meeting, five directors are to be elected. Each director will hold office until the next annual meeting of shareholders and until his successor is elected and qualifies. The persons named as proxy holders in the accompanying form of proxy intend to vote each properly signed and submitted proxy for the election as a director of each of the persons named in the following table unless authority to vote for all or any of such nominees is withheld on such proxy.


                                 Number and percent    Other positions and
                                    of shares of        offices presently
                                   Common Stock of     held with the Company
                                 the Company benefi-   (and other present
                 Director         cially owned as of   principal occupation
     Name          since   Age    March 14, 1997(1)       if different)
     ----        --------  ---   --------------------  ------------------
Larry Edwards      1995     55    82,795(2)   2.79%    Chairman of the Board
                                                        of Directors,
                                                        President and Chief
                                                        Executive Officer
W.L. Hampton       1984     68       -0-       -0-     (retired)
John R. Howard(3)  1971     63       300        *      (attorney-at-law)
Thomas L. Langford 1980     55     2,000        *      (investor)
A.C. Lederer, Jr.(3)1972    83     6,500        *      (investor)
---------------------------
*     Less than 1%

(1) Except as otherwise noted, each director has the sole power to vote and to dispose of the shares shown in this table as being beneficially owned by him.

(2) Mr. Edwards has shared power with his wife to vote and dispose of 56,850 shares. The remaining 25,945 shares are held in the Employee Stock Savings Plan ("Plan"); Mr. Edwards can vote Plan shares, but the power to direct the sale of these shares is limited.

(3) The wife of A. C. Lederer, Jr. is a sister of John R. Howard. There is no other family relationship among the persons named in this table.
---------------------------

   Mr. Edwards has been President and Chief Executive Officer of the Company since 1993 and has been a Director and Chairman of the Board of Directors since October 1995. From April 1990 to March 1993, he served as President and Chief Operating Officer of the Company. Mr. Edwards joined the Company in 1977 as Manager of Engineering, Planning and Manufacturing Systems, and subsequently held the positions of Vice President - Operations, Corporate Vice President - Systems, and Executive Vice President - Systems.

   Mr. Hampton has been a Director of the Company since 1984. Mr. Hampton was President of S.I.P. Engineering, Inc. from 1984 until his retirement in 1993.

   Mr. Howard has been a Director of the Company since 1971. He is and has been for more than five years an attorney in private practice.

                         RELIABILITY INCORPORATED
                              PROXY STATEMENT

   Mr. Langford has been a Director of the Company since 1980. Mr. Langford's principal occupation has been that of an investor since May 1996. He was President of Parsons Corporation from September 1991 until May 1996. From May 1989 to September 1991, Mr. Langford was Executive Vice President and Chief Financial Officer of Parsons Corporation.

   Mr. Lederer has been a Director of the Company since 1972 and was Chairman of the Board of Directors of the Company from March 1993 until October 1995. Mr. Lederer's principal occupation has been that of an investor for more than the last five years.

   Management has no reason to believe that any person proposed to be elected a director will be unwilling or unable to serve if elected. If such a situation arises, proxies will be voted for a nominee selected by the Board of Directors of the Company.

   The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's directors, executive officers and 10% stockholders report to the Securities and Exchange Commission certain transactions involving Common Stock. Based solely upon a review of Forms 3, 4 and 5 furnished to the Company and representations received from persons subject to such reporting requirements, all filings were timely during the year ended December 31, 1996.

   The Company's Board of Directors held four meetings during 1996. All incumbent directors attended 75% or more of the meetings of the Board of Directors.

   The Company's audit committee, composed of Messrs. Howard and Langford, met two times during 1996 and both members attended both meetings. The audit committee reviews and approves all services to be performed by independent auditors and the fees therefor, consults with independent auditors and management with respect to internal controls and other financial matters and reviews the results of the year-end audit and other reports of independent auditors.

   The compensation committee, composed of Messrs. Lederer and Hampton, met two times during 1996 and both members attended both meetings. The functions of the compensation committee are to review executive compensation and benefit plans and recommend changes therein and to make recommendations to the Board of Directors concerning executive salaries and incentive plans for the Company.

                         RELIABILITY INCORPORATED
                              PROXY STATEMENT

Compensation Committee report

                   REPORT OF THE COMPENSATION COMMITTEE
                         ON EXECUTIVE COMPENSATION

   The Compensation Committee of the Board of Directors (the "Committee") of Reliability Incorporated submits this report on executive compensation to the Board of Directors and the Company's shareholders. This report covers components of executive compensation and the bases of the Committee's compensation decisions. The Committee's goal is to establish compensation for executive officers that ensures a fair and competitive salary and additional incentive compensation which is related directly to the financial success of the Company and the performance of the officers.

Salary

   Salaries for the chief executive officer ("CEO") and each other executive
officer are set annually.   The Committee strives to set salaries that are
competitive with those paid by companies of similar size and revenue in the industry. The Company utilizes the currently available American Electronics Association Executive Compensation Survey ("AEA Compensation Survey") to determine appropriate and competitive salaries.

   In 1995, the salary of the CEO was increased 8% and the raises for the other executive officers varied from 4% to 10%. In 1996, the salary of the CEO was increased 6% and the raises for the other executives varied from 4% to 6%. The raises in 1995 and 1996 for the CEO and executive officers varied depending on the performance of the individual executive and the financial success of the industry segment, division or subsidiary for which the executive was responsible. In addition, the Committee reviewed the overall financial performance of the Company, its gross, operating, and net profits, the performance of the Company's officers and the business plan for 1996, as well as the applicable AEA Compensation Survey to determine appropriate and competitive salaries. The Committee considered salaries paid by other companies of similar size and revenues to determine market rate salary using the 25th percentile results of the AEA Compensation Survey.

Incentive compensation

   In addition to base salary, the Company has an incentive bonus plan which applies to the CEO, all other executive officers, the directors and salaried employees of the Company. This bonus plan has three components: (1) a quantitative measure based on the net income before income tax of the Company
(a) as a whole in the case of the CEO and certain other executive officers or (b) the subsidiary, industry segment or division of the Company for which the executive is responsible; (2) a qualitative measure which is an evaluation of each individual's performance during the year, made by the Committee for the CEO and by the CEO for all other executive officers; and
(3) a target bonus. The Committee's approach to incentive bonuses is to establish incentives at a pay-for-performance level which allows the executive to be compensated in total at a competitive rate. Each year the Committee establishes the target bonus for the CEO and each executive officer and approves the payment of bonuses, if any, based on achieving predetermined goals. The CEO and executive officers are only eligible for bonuses when the Company as a whole and/or the operating division for which such officer is responsible is profitable. The actual bonus for the CEO was 56% of salary

                         RELIABILITY INCORPORATED
                              PROXY STATEMENT


in 1994. Bonuses ranging from 26% to 37% were paid to other executive officers for 1994. Target bonuses, for 1995, ranged from 35% of salary for the CEO (up from 30% in 1994) to 26.5% for executive officers (up from 22.5% in 1994); the actual bonus paid, in 1995, to the CEO was 124% of his salary and ranged from 11% to 103% of salary for the executive officers. Actual bonus amounts for any or all officers can exceed target bonuses when the Company's (or the subsidiary, division or industry segment for which the officer is responsible) net income exceeds income goals set at the beginning of the year and an individual officer's performance exceeds a rating of 1.0, and will be less than target bonuses if the appropriate net income before taxes does not reach the specified goals or an individual officer's performance is judged to be between 0 and 1.0. Target bonuses, for 1996, ranged from 40% of salary for the CEO to 30% for executive officers. The actual bonus paid, in 1996, to the CEO was 169% of his salary and ranged from 51% to 126% of salary for the executive officers. In 1996, the Committee and the CEO considered the improvements in revenues, net income and net income before income tax as a percent of revenues from 12% in 1994 to 18% in 1995 and 21% in 1996. The high level of the Company's income in 1995 and 1996 resulted in income factors coupled with individual performance factors being set at levels that resulted in the CEO and certain executive officers receiving total compensation for 1996 at amounts somewhat above the 75th percentile of the AEA Compensation Survey. All salaried employees of the Company received bonuses in 1995 and 1996; such bonuses ranged from 10% of base salary to 62% of base salary in 1995 and from 8% of base salary to 107% of base salary in 1996, exclusive of bonuses paid to executive officers.

Stock Options

      The Committee has recommended that the shareholders approve a stock option plan for officers, directors and key employees. The Committee hopes to encourage stock ownership among managers so that they have a vested interest in the growth and profitability of the Company. In addition, stock options will be used in the future as a component of the total compensation package to reward performance, to equalize benefits with those offered by comparable companies and to encourage key personnel to remain with the Company.

Benefits

   The CEO and other executive officers are not entitled to any additional benefits which are not also provided to all full-time salaried employees.


Respectfully submitted,

W.L. Hampton

A.C. Lederer, Jr.

                         RELIABILITY INCORPORATED
                              PROXY STATEMENT


Remuneration of directors and executive officers

 The following table provides information as to the compensation paid by the Company and its subsidiaries, during fiscal year 1996, to the chief executive officer and the four other highest paid executive officers and directors whose remuneration exceeded $100,000 in 1996.

                                         Annual Compensation
                                  ------------------------------------
           (a)            (b)    (c)      (d)       (e)          (i)
        Name and                        Annual     Other      All Other
        Principal              Salary    Bonus Compensation Compensation
        Position         Year    ($)      ($)       ($)        ($) (1)
       ----------        ----   ------   ----- ------------ ------------

Larry Edwards,           1996  146,309 247,099      -0-         4,376
 President, Chairman     1995  137,514 170,415      -0-         4,045
 of the Board, and       1994  127,506  72,219      -0-         3,825
 Chief Executive Officer

James M. Harwell,        1996   92,333 116,715      -0-         2,767
 Vice President          1995   86,587  89,413      -0-         2,547
                         1994   79,056  29,785      -0-         2,372

Max T. Langley, Senior   1996  100,601  95,995      -0-         3,016
  Vice President, Chief  1995   96,753  73,828      -0-         2,846
  Financial Officer,     1994   92,712  34,461      -0-         2,781
  Secretary and Treasurer

Paul Nesrsta,            1996   91,592 101,982      -0-         2,745
 Vice President          1995   87,003  84,222      -0-         2,559
                         1994   81,978  21,802      -0-         1,640

Robert W. Hildenbrand,   1996   91,514  46,759      -0-         2,743
  Jr., Vice President    1995   87,932   9,445      -0-         2,587
                         1994   84,300  23,363      -0-         2,529
--------------------


In 1994, 1995 and 1996, the Company did not provide any long-term compensation plans for executive officers, thus columns (f), (g) and (h) are omitted from the above table.

(1) Amounts shown in this column represent the Company's matching and annual contributions to the Employee Stock Savings Plan for the benefit of the named individual.

--------------------

      The Company sponsors an Employee Stock Savings Plan (the "Plan"). All U.S. employees of the Company who have completed one year of service are covered by the Plan. The Plan allows an employee to contribute up to 15% of defined compensation to the Plan. Contributions to the Plan by executive officers have been limited (8% in 1996 and 6% in 1995) by provisions of the Internal Revenue Code. The Company contributes a matching amount to the Plan

                         RELIABILITY INCORPORATED
                              PROXY STATEMENT

equal to 50% of the employee's contribution, to a maximum of 2%, for employees who contribute 2% or more. The Company also contributes, as a voluntary contribution, an amount equal to 1% of the defined compensation of all covered employees.

      The Company has no long-term compensation plans, awards or arrangements. Except for the 1997 Stock Option Plan submitted for approval herein, the Company has no stock appreciation rights or option plans and grants no options or stock rights. The Company has no long-term incentive plan, defined benefit or actuarial plan, employment contracts or termination of employment or change in control agreements with any executive officer.

Compensation to directors

      Non-employee directors are paid a fee of $1,000 per month and, effective January 1, 1996, participate in an incentive bonus program essentially similar to the bonus program described in the Compensation Committee Report. Awards to directors are based on the Company's performance and profitability. In 1996, each director received a bonus of $13,500 in addition to their monthly fee.

Performance graph

      The following performance graph compares (1) the five year cumulative total return to shareholders for the Company's Common Stock to (2) the Nasdaq Non-Financial Stocks Index (which includes the Company) and to (3) the Nasdaq Stock Market (US) CRSP Total Return Index. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1991 and that all dividends (the Company did not pay any dividends) were reinvested.

                         (Graph is displayed here)
              Comparison of Five-Year Cumulative Total Return

                                       For Years Ended December 31,
                                       ---------------------------
                                1991    1992   1993   1994    1995   1996
                                ----    ----   ----   ----    ----   ----

Reliability Common Stock        $100    $138   $338   $238    $713   $625

Nasdaq Non-Financial Stocks      100     109    126    121     169    206

Nasdaq Stock Market Total Return  100    116    134    131     185    227


Compensation Committee interlocks and insider participation

      The compensation committee is composed of Messrs. Lederer and Hampton. Neither person is an officer or employee of the Company or any of its subsidiaries. No director or executive officer of the Company serves as a director (or a member of the compensation committee or other group performing equivalent functions) of another entity, of which any executive officer or director serves as a director of the Company.

                         RELIABILITY INCORPORATED
                              PROXY STATEMENT

            APPROVAL OF ADOPTION OF THE 1997 STOCK OPTION PLAN

Introduction

   On February 26, 1997, the Board of Directors adopted the Reliability Incorporated 1997 Stock Option Plan ("1997 Plan"), subject to stockholder approval. A copy of the 1997 Plan is attached as Exhibit A. The following general description of certain features of the 1997 Plan is qualified in its entirety by reference to Exhibit A.

General Plan Information

   The 1997 Plan was adopted for the benefit of the executive officers, directors and other key employees of the Company and its subsidiaries and authorizes for issuance upon the exercise of stock options an aggregate of up to 500,000 shares of the Company's common stock, no par value ("Common Stock").

   The purpose of the 1997 Plan is to promote the interests of the Company by providing incentives to the directors, officers and other key employees of the Company to use their best efforts on behalf of the Company and its stockholders by offering such persons an opportunity to become stockholders of the Company, thereby rewarding outstanding performance, encouraging continued employment and encouraging stock ownership.

Administration

   The 1997 Plan may be administered by (i) the Board of Directors of the Company, (ii) any duly constituted committee of the Board of Directors consisting of at least two members of the Board of Directors, all of whom shall be Non-Employee Directors, or (iii) any other duly constituted committee of the Board of Directors. The administering party is referred to herein as the "Plan Administrator". At the current time, the Board of Directors is serving as the Plan Administrator. A Non-Employee Director is defined as any director who (i) is not an officer of the Company or subsidiary of the Company, or otherwise employed by the Company or subsidiary of the Company; (ii) does not receive compensation, either directly or indirectly, from the Company or subsidiary of the Company, for services rendered as a consultant or any capacity other than as a director, except for an amount not exceeding $60,000; (iii) does not possess an interest in any transaction for which disclosure would be required under Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended ("Securities Act"); and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K under the Securities Act. The Plan Administrator selects the participants to whom options are to be granted and, with respect to each option, determines the type of option, the number of shares covered thereby, the price payable on its exercise, and the period during which it may be exercised, all in a manner not inconsistent with the 1997 Plan. The Plan Administrator also resolves all questions of application or interpretation of the 1997 Plan.

                         RELIABILITY INCORPORATED
                              PROXY STATEMENT

Description of Common Stock

   The Company has only one class of authorized capital stock, the Common Stock. The 1997 Plan currently authorizes the issuance, upon the exercise of stock options by eligible participants, of an aggregate of up to 500,000 shares of the Company's Common Stock. Holders of Common Stock are entitled to receive dividends if, when and as declared by the Board of Directors of the Company out of funds legally available therefor. All shares of Common Stock have equal voting rights on the basis of one vote per share on all matters to be voted upon by stockholders. Cumulative voting for the election of directors is not permitted. Shares of Common Stock have no preemptive, conversion, sinking fund or redemption provisions and are not liable for further call or assessment. Each share of Common Stock is entitled to share on a pro rata basis in any assets available for distribution to the holders of the Company's equity securities upon liquidation of the Company.

   The Company has not paid any dividends on its Common Stock for more than ten years. Although the Company intends to invest any future earnings in its business, it may determine at some future date that the payment of cash dividends would be desirable. The payment of any such dividends would depend, among other things, upon the earnings and financial condition of the Company.

Eligibility

   Participants in the 1997 Plan are selected by the Plan Administration from the directors, executive officers and other key employees of the Company or its subsidiaries who occupy responsible managerial or professional positions and who have the capability of making a substantial contribution to the success of the Company. In making this selection and in determining the form and amount of awards, the Plan Administrator may consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and growth.

Types of Awards

   Awards under the 1997 Plan may be in the form of either one or both of the following: stock options and incentive stock options, as described below. The 1997 Plan permits the granting of both incentive stock options ("ISOs"), intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986 (the "Code"), and non-qualified options.
To qualify as ISOs, options must meet additional Federal income tax requirements. These requirements include a limitation that the aggregate fair market value of ISOs that first become exercisable during any calendar year may not exceed $100,000. The term of each option will be fixed by the Plan Administrator but, for incentive stock options, may not exceed ten years from date of grant. The Plan Administrator will determine at which time or times each option may be exercised. Awards are evidenced by award agreements, the terms and provisions of which may differ, in form and substance satisfactory to the Plan Administrator and not inconsistent with the 1997 Plan.

Exercise Price

   A stock option entitles the grantee to purchase a set number of shares of Common Stock at a set price ("Exercise Price"). The Exercise Price for

                         RELIABILITY INCORPORATED
                              PROXY STATEMENT

each share covered by an option will be the fair market value of a share of Common Stock on the date the option is granted. In most instances, fair market value will be the closing price on the date of the grant of the option. The Exercise Price must be paid in full with cash or by delivery of Common Stock valued at its fair market value on the exercise date.

Restrictions

   As soon as practicable after receipt of payment of the Exercise Price, the Company will deliver to the optionee a certificate or certificates for such shares of Common Stock represented by the option exercised. The optionee will become a stockholder of the Company with respect to Common Stock represented by the share certificates issued and as such will be fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder, including the right to dispose of such shares. Prior to exercise of an option, payment of the option price and receipt of certificates for shares of Common Stock, an optionee will have no rights of a stockholder.

Tax Information

   The following is a brief summary of the general rules relating to the tax consequences under present federal income tax laws with respect to grants under the 1997 Plan:

   Taxation of ISOs. No taxable income will be realized by an optionee upon the grant or exercise of an ISO. If shares of Common Stock are issued to an optionee pursuant to the exercise of an ISO and if no disposition of such shares is made within two years after the date of grant or within one year after the purchase of such shares to such optionee, then, upon the sale of such shares, any amount realized in excess of the exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to the Company for Federal income tax purposes. If no disqualifying disposition is made, the exercise of an ISO will give rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the optionee.

   If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee in most instances will realize ordinary income in the year of such disqualifying disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price thereof and the Company will be entitled to deduct such amount. Any additional gain realized by the participant will be taxed as short-term or long-term capital gain, depending on how long the shares have been held, and will not result in any deduction by the employer. The holding period for long-term capital gain treatment is more than one year.

   If an ISO is exercised at a time when it no longer qualifies as an ISO, the option will be treated as a non-qualified option. Subject to certain exceptions for disability or death, an ISO generally will not be eligible for the tax treatment described above if it is exercised more than three months following the termination of employment.

   Taxation of Non-Qualified Options. No income will be realized by an optionee at the time a non-qualified option is granted. In most instances,

                         RELIABILITY INCORPORATED
                              PROXY STATEMENT

ordinary income will be realized by the optionee upon exercise in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price (the amount paid for the shares), and the Company will be entitled to a tax deduction in the same amount. At disposition, appreciation (or depreciation) after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

   Taxation of Common Stock used to Exercise Options.  Shares of Common
Stock delivered to pay for shares of Common Stock purchased on the exercise of an ISO or a non-qualified stock option will be valued at the fair market value at the date of exercise. Unless the delivery of shares constitutes a disqualifying disposition of shares acquired upon exercise of an ISO, no taxable gain or loss on the surrendered shares will be realized at the time of delivery. For Federal income tax purposes, the optionee receives the same tax basis and holding period in a number of the new shares equal to the number of old shares exchanged. The optionee will also receive a tax basis in the additional shares equal to zero in the case of an ISO or equal to their fair market value at the date of exercise in the case of a non-qualified stock option and a new holding period in either case.

   Withholding. The Company has the right to require an optionee or grantee to remit an amount necessary to satisfy any federal, state or local tax withholding requirements prior to the delivery of certificates for shares.
An optionee or grantee may be required to deposit cash with the Company in an amount necessary to satisfy the applicable federal and state law requirements with respect to withholding of taxes on wages. Alternatively, the Company may issue such shares, net of the number of shares sufficient to satisfy the withholding requirements. For withholding purposes, Common Stock will be valued on the date the withholding obligation is incurred.

   Other Tax Information. The foregoing does not constitute a definitive statement on the tax effects of awards under the 1997 Plan and is based on the laws and regulations presently in effect. There can be no assurance that the tax consequences as discussed above will continue or that other tax laws will not be applicable. Accordingly, it is suggested that prior to exercising an award granted under the 1997 Plan and prior to disposing of shares acquired pursuant to an exercise thereof, a grantee should consult his tax advisor.

   The 1997 Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended.

Assignment of Interest

   No award granted under the 1997 Plan is assignable or transferable other than by will or by the laws of the descent and distribution. During the lifetime of the optionee, the award may be exercisable only by the optionee.

Termination of Employment

   Upon the termination of an optionee's employment, all stock options shall terminate thirty days after termination, unless (i) the termination was the result of retirement or permanent disability (as each is determined by the Plan Administrator), in which case the optionee may within the remaining term of the option and six months (as to disability) or three months (as to retirement) exercise any awards to the extent such awards are exercisable at

                         RELIABILITY INCORPORATED
                              PROXY STATEMENT

the time of termination; (ii) the termination was caused by the optionee's death, in which case any rights exercisable on the date of death may be exercised by the optionee's estate, or by a person acquiring such right by bequest or inheritance, provided that such exercise occurs within both the remaining effective term of the awards and one year after the optionee's death.

Amendment and Termination

   The Plan Administrator is permitted to amend the 1997 Plan without further approval by the stockholders. No amendment may adversely affect any outstanding grants without the holder's consent.

Changes in Capital Structure

   The 1997 Plan provides for proportionate adjustments upwards or downwards upon an increase or decrease, respectively, in the number of shares of Common Stock outstanding or other subdivision or consolidation of shares. Upon the merger or consolidation of the Company in which the Company is the survivor, each holder of an option will be entitled to receive upon exercise the number and class of securities to which the holder would have been entitled pursuant to the merger or consolidation agreement if, immediately prior to such event, such holder had been the record holder of a number of shares of Common Stock as to which such option was exercisable.

   In the event of a merger or consolidation in which the Company is not the surviving corporation, or in the event of a sale or other disposition of all of the Company's assets to another entity, the Plan Administrator may elect any of the following: (i) in the event the successor entity assumes the obligation to deliver securities, to entitle each holder to receive upon exercise of an option such securities as the holder would have been entitled to receive had such option been exercised immediately prior to the merger or consolidation; (ii) to waive any limitations with respect to an option such that such option becomes exercisable prior to the date of the merger, consolidation or sale of assets; or (iii) to cancel all outstanding options as of the effective date of such merger, consolidation or sale, provided notice is given to each holder and each holder has the right to exercise options for a period of not less than thirty days prior to the effective date of the merger, consolidation or sale.

Other Information

   The fair market value of the Common Stock shall be determined by the Plan Administrator and, generally, shall be the closing price of the Common Stock as reported on the consolidated trading tables of The Wall Street Journal on the date the option is granted. If at any time the Common Stock shall not have been traded on National Association of Securities Dealers, Inc. Automatic Quotation System/National Market or other public securities market for more than 10 days immediately preceding such date, the Plan Administrator may provide other appropriate means of determining fair market value.

   Optionees will not be given periodic reports on the status of their options; however, grantees may obtain information as to the amount and status of their options at any time upon written request to the Company. The Plan Administrator may permit the Company to withhold Common Stock to satisfy all or part of the optionee's withholding tax. The Common Stock will be valued

                         RELIABILITY INCORPORATED
                              PROXY STATEMENT

at its fair market value. The payment of withholding taxes by surrendering Common Stock is subject to any restrictions the Plan Administrator may impose.


   Neither the adoption of the 1997 Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations of the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable including without limitation, the granting of stock options otherwise than under the 1997 Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

   The 1997 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

Grants of Options under the 1997 Plan

   On February 26, 1997, the Board granted, subject to stockholder approval of the 1997 Plan, options to purchase 170,000 shares of the Common Stock under the 1997 Plan at $7.00 per share, the fair market value of the Common Stock on the date of grant. The options were granted to:

                                     Incentive             Non-qualified
   Name                                Option                 Option
   ----                              ---------             -------------

   Larry Edwards                      35,000
   James M. Harwell                   15,000
   Paul Nesrsta                       15,000
   Max T. Langley                     15,000
   Robert W. Hildenbrand, Jr.         10,000
   W. L. Hampton                                              15,000
   John R. Howard                                             15,000
   Thomas L. Langford                                         15,000
   A.C. Lederer, Jr.                                          15,000
   Non-officer/director employees     10,000                  10,000

Approval of Adoption of 1997 Plan

   The Board of Directors believes it is in the best interests of the Company to adopt the 1997 Plan to increase the Company's ability to attract and retain the services of individuals of outstanding quality and ability to serve in the offices, positions and directorships of the Company and to increase the interest of officers, directors and key employees in the growth and success of the Company through ownership.

   Approval of the 1997 Plan requires the affirmative vote of a majority of the shares of Common Stock present and voting at the Annual Meeting in person or by proxy. For purposes of this proposal, abstentions and broker "non-votes" are not counted in determining the total number of votes cast and, thus, have no effect on the outcome of the vote.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE RELIABILITY INCORPORATED 1997 STOCK OPTION PLAN, AS IDENTIFIED IN THE ENCLOSED PROXY CARD. PROXIES RECEIVED BY THE COMPANY WILL BE SO VOTED UNLESS A CONTRARY VOTE IS SPECIFIED.

                         RELIABILITY INCORPORATED
                              PROXY STATEMENT

Independent auditors

      The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company for 1997. Ernst & Young LLP has served as the Company's independent auditors since 1974. A representative of such firm is expected to be present at the meeting, will be given the opportunity to make a statement if he desires to do so and will respond to appropriate questions.

                     THE TRANSACTION OF OTHER BUSINESS

      As of the date of this proxy statement, the Board of Directors has no knowledge of business other than that described above which will be presented for consideration at this meeting. With respect to any other business which may properly come before the meeting or any adjournment, it is intended that proxies will be voted in accordance with the judgement of the person or persons voting them.

Proposals by shareholders for 1998 annual meeting of shareholders

      Shareholders desiring to present proposals to the shareholders of the Company at the 1998 annual meeting of shareholders, and to have such proposals included in the Company's proxy statement and proxy, must submit their proposals to the Company so as to be received no later than January 2, 1998.

                                    By order of the Board of Directors,


                                             Larry Edwards
                                                Chairman

Date:  March 25, 1997

THE COMPANY WILL FURNISH WITHOUT CHARGE TO ANY PERSON WHOSE PROXY IS SOLICITED, ON WRITTEN REQUEST FROM SUCH PERSON DELIVERED TO INVESTOR RELATIONS MANAGER, P.O. BOX 218370, HOUSTON, TEXAS 77218, A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR 1996.

                                 EXHIBIT A

                         RELIABILITY INCORPORATED












                          1997 STOCK OPTION PLAN










                             February 26, 1997

                             TABLE OF CONTENTS
                                                                      Page
                                                                      ----

ARTICLE I.  GENERAL. . . . . . . . . . . . . . . . . . . . . . . . . .  22
   Section 1.1.  Purpose.. . . . . . . . . . . . . . . . . . . . . . .  22
   Section 1.2.  Administration. . . . . . . . . . . . . . . . . . . .  23
   Section 1.3.  Eligibility for Participation.. . . . . . . . . . . .  23
   Section 1.4.  Types of Awards Under Plan. . . . . . . . . . . . . .  23
   Section 1.5.  Aggregate Limitation on Awards. . . . . . . . . . . .  23
   Section 1.6.  Effective Date and Term of Plan.. . . . . . . . . . .  23

ARTICLE II.  STOCK OPTIONS . . . . . . . . . . . . . . . . . . . . . .  24
   Section 2.1.  Award of Stock Options. . . . . . . . . . . . . . . .  24
   Section 2.2.  Stock Option Agreements.. . . . . . . . . . . . . . .  24
   Section 2.3.  Stock Option Price. . . . . . . . . . . . . . . . . .  24
   Section 2.4.  Term and Exercise.. . . . . . . . . . . . . . . . . .  24
   Section 2.5.  Manner of Payment.. . . . . . . . . . . . . . . . . .  24
   Section 2.6.  Issuance of Certificates. . . . . . . . . . . . . . .  24
   Section 2.7.  Death, Retirement and Termination of Employment
                   of Optionee                                          24

ARTICLE III.  INCENTIVE STOCK OPTIONS. . . . . . . . . . . . . . . . .  25
   Section 3.1.  Award of Incentive Stock Options. . . . . . . . . . .  25
   Section 3.2.  Incentive Stock Option Agreements.. . . . . . . . . .  25
   Section 3.3.  Incentive Stock Option Price. . . . . . . . . . . . .  25
   Section 3.4.  Term and Exercise.. . . . . . . . . . . . . . . . . .  25
   Section 3.5.  Maximum Amount of Incentive Stock Option Grant. . . .  26
   Section 3.6.  Death of Optionee.. . . . . . . . . . . . . . . . . .  26
   Section 3.7.  Retirement or Disability. . . . . . . . . . . . . . .  26
   Section 3.8.  Termination for Other Reasons.. . . . . . . . . . . .  26
   Section 3.9.  Applicability of Stock Option Sections. . . . . . . .  26
   Section 3.10. Code Requirements.. . . . . . . . . . . . . . . . . .  26

ARTICLE IV.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . .  27
   Section 4.1.  General Restriction.. . . . . . . . . . . . . . . . .  27
   Section 4.2.  Non-Assignability.. . . . . . . . . . . . . . . . . .  27
   Section 4.3.  Withholding Taxes.. . . . . . . . . . . . . . . . . .  27
   Section 4.4.  Right to Terminate Employment.. . . . . . . . . . . .  27
   Section 4.5.  Non-Uniform Determinations. . . . . . . . . . . . . .  27
   Section 4.6.  Rights as a Stockholder.. . . . . . . . . . . . . . .  27
   Section 4.7.  Definitions.. . . . . . . . . . . . . . . . . . . . .  27
   Section 4.8.  Leaves of Absence.. . . . . . . . . . . . . . . . . .  28
   Section 4.9.  Newly Eligible Employees. . . . . . . . . . . . . . .  28
   Section 4.10. Adjustments.. . . . . . . . . . . . . . . . . . . . .  28
   Section 4.11. Changes in the Company's Capital Structure. . . . . .  29
   Section 4.12. Amendment of the Plan.. . . . . . . . . . . . . . . .  30

                         RELIABILITY INCORPORATED

                          1997 STOCK OPTION PLAN


                            ARTICLE I.  GENERAL

   Section 1.1. Purpose. The purposes of this Stock Option Plan (the "Plan") are to: (1) associate the interests of the officers, directors and key employees of RELIABILITY INCORPORATED and its subsidiaries (collectively referred to as the "Company") closely with the Company's stockholders to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders; (2) provide management with a proprietary ownership interest in the Company commensurate with Company performance, as reflected in increased stockholder value; (3) maintain competitive compensation levels thereby attracting and retaining highly competent and talented directors and employees; and (4) provide an incentive to management for continuous employment with the Company. Certain capitalized terms are defined in
Section 4.7.

   Section 1.2.  Administration.

   (a) The Plan shall be administered by (i) the Board of Directors of the Company, (ii) any duly constituted committee of the Board of Directors consisting of at least two members of the Board of Directors, all of whom shall be Non-Employee Directors, or (iii) any other duly constituted committee of the Board of Directors. Such administrating party shall be referred to herein as the "Plan Administrator".

   (b) The Plan Administrator shall have the authority, in its sole discretion and from time to time to:

       (i) designate the directors, officers and key employees of the Company eligible to participate in the Plan;

      (ii) grant Awards provided in the Plan in such form and amount as the Plan Administrator shall determine;

     (iii) impose such limitations, restrictions and conditions, not inconsistent with this Plan, upon any such Award as the Plan
   Administrator shall deem appropriate; and

      (iv) interpret the Plan and any agreement, instrument or other document executed in connection with the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

   (c) Decisions and determinations of the Plan Administrator on all matters relating to the Plan shall be in its sole discretion and shall be final, conclusive and binding upon all persons, including the Company, any participant, any stockholder of the Company, any director and any employee. No member of any committee acting as Plan Administrator shall be liable for any action taken or decision made relating to the Plan or any Award thereunder.





                                     1

   Section 1.3. Eligibility for Participation. Participants in the Plan shall be selected by the Plan Administrator from the directors, executive officers and other key employees of the Company. In making this selection and in determining the form and amount of awards, the Plan Administrator shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and growth.

   Section 1.4. Types of Awards Under Plan. Awards under the Plan may be in the form of either or both of the following:

       (i)  Stock Options, as described in Article II; and/or

      (ii)  Incentive Stock Options, as described in Article III.

   Awards under the Plan shall be evidenced by an Award Agreement between the Company and the recipient of the Award, in form and substance satisfactory to the Plan Administrator, and not inconsistent with this Plan. Award Agreements may provide such vesting schedules for Stock Options and Incentive Stock Options, and such other terms, conditions and provisions as are not inconsistent with the terms of this Plan. Subject to the express provisions of the Plan, and within the limitations of the Plan, the Plan Administrator may modify, extend or renew outstanding Award Agreements, or accept the surrender of outstanding Awards and authorize the granting of new Awards in substitution therefor. However, except as provided in this Plan, no modification of an Award shall impair the rights of the holder thereof without his consent.

   Section 1.5.  Aggregate Limitation on Awards.

   (a) Shares of stock which may be issued under the Plan shall be authorized and unissued or treasury shares of Common Stock of the Company ("Common Stock"). The maximum number of shares of Common Stock which may be issued pursuant to Awards issued under the Plan shall be 500,000.

   (b) For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan at any time, all the shares issued (including the shares, if any, withheld for tax withholding requirements) under the Plan as well as all shares subject to Option shall be counted.

   (c) Shares tendered by a participant as payment for shares issued upon exercise of a Stock Option or Incentive Stock Option shall be available for issuance under the Plan. Any shares of Common Stock subject to a Stock Option or Incentive Stock Option which for any reason is terminated unexercised or expires shall again be available for issuance under the Plan.

   Section 1.6.  Effective Date and Term of Plan.

   (a) The Plan shall become effective on the date adopted by the Board of Directors, subject to approval by the holders of a majority of the shares of Common Stock present in person or by proxy at a meeting at which a quorum is present.

   (b) The Plan and all Awards made under the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.




                                     2
                                    23

                        ARTICLE II.  STOCK OPTIONS

   Section 2.1. Award of Stock Options. The Plan Administrator may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Plan Administrator may prescribe, grant to any participant in the Plan one or more options to purchase for cash or shares the number of shares of Common Stock ("Stock Options") allotted by the Plan Administrator. The date a Stock Option is granted shall mean the date selected by the Plan Administrator as of which the Plan Administrator allots a specific number of shares to a participant pursuant to the Plan.

   Section 2.2. Stock Option Agreements. The grant of a Stock Option shall be evidenced by a written Award Agreement, executed by the Company and the holder of a Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Plan Administrator may from time to time determine.

   Section 2.3. Stock Option Price. The Option Price per share of Common Stock deliverable upon the exercise of a Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

   Section 2.4. Term and Exercise. A Stock Option shall not be exercisable prior to six months from the date of its grant, unless a shorter period is provided by the Plan Administrator or by another Section of this Plan, and may be subject to such vesting scheduling and term ("Option Term") as the Plan Administrator may provide in an Award Agreement. No Stock Option shall be exercisable after the expiration of its Option Term.

   Section 2.5. Manner of Payment. Each Award Agreement providing for Stock Options shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the Option Price for such shares with cash or, if duly authorized by the Plan Administrator, Common Stock.

   Section 2.6. Issuance of Certificates. As soon as practicable after receipt of payment, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock. Upon issuance of a certificate, the Optionee shall become a stockholder of the Company with respect to Common Stock represented by such share certificates and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder.

   Section 2.7. Death, Retirement and Termination of Employment of Optionee. Unless otherwise provided in an Award Agreement or otherwise agreed to by the Plan Administrator:

   (a) Upon the death of the Optionee, any rights to the extent exercisable on the date of death may be exercised by the Optionee's estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within the sooner of (i) the remaining Option Term of the Stock Option, and (ii) the expiration of one year from the date of death. The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any rights exercisable on the date of death.




                                     3

   (b) Upon termination of the Optionee's employment by reason of retirement or permanent disability (as each is determined by the Plan Administrator), the Optionee may exercise any Stock Options exercisable on the date of termination of employment, provided such option exercise occurs within the sooner of (i) the remaining Option Term of the Stock Option, and
(ii) the expiration of six months (in the case of permanent disability) or three months (in the case of retirement) of the date of termination.

   (c) Upon termination of the Optionee's employment for any reason other than death, disability or retirement, the Optionee may exercise any Stock Options exercisable on the date of termination of employment, provided such option exercise occurs within the sooner of (i) the remaining Option Term of the Stock Option, and (ii) the expiration of thirty days of the date of termination.

                   ARTICLE III.  INCENTIVE STOCK OPTIONS

   Section 3.1. Award of Incentive Stock Options. The Plan Administrator may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Plan Administrator may prescribe, grant to any officer or key employee who is a participant in the Plan one or more "incentive stock options" (intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986 ("Code"), as amended ("Incentive Stock Options")) to purchase for cash or shares the number of shares of Common Stock allotted by the Plan Administrator. No Incentive Stock Options shall be granted under the Plan after the tenth anniversary of the effective date of the Plan. The date an Incentive Stock Option is granted shall mean the date selected by the Plan Administrator as of which the Plan Administrator allots a specific number of shares to a participant pursuant to the Plan. Notwithstanding the foregoing, Incentive Stock Options shall not be granted to any officer or employee who owns 10% or more of the Company's voting stock (directly or beneficially) unless the requirements of the code are met.

   Section 3.2. Incentive Stock Option Agreements. The grant of an Incentive Stock Option shall be evidenced by a written Award Agreement, executed by the Company and the holder of an Incentive Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Plan Administrator may from time to time determine.

   Section 3.3. Incentive Stock Option Price. The Option Price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted, except as otherwise required by
Section 422 of the Code, as amended.

   Section 3.4. Term and Exercise. Each Incentive Stock Option shall not be exercisable prior to six months from the date of its grant, unless a shorter period is provided by the Plan Administrator or another Section of this Plan, may be exercised during a period, established by the Plan Administrator, of up to ten years from the date of grant thereof (the "Option Term") and may be subject to such vesting scheduling as the Plan Administrator may provide in an Award Agreement. No Incentive Stock Option shall be exercisable after the expiration of its Option Term.





                                     4
                                    25

   Section 3.5. Maximum Amount of Incentive Stock Option Grant. The aggregate Fair Market Value (determined on the date the Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options first become exercisable by an Optionee during any calendar year (under all plans of the Optionee's employer corporations and their parent and subsidiary corporations) shall not exceed $100,000.

   Section 3.6.  Death of Optionee.

   (a) Upon the death of the Optionee, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within the sooner of the remaining Option Term of the Incentive Stock Option and one year after the Optionee's death.

   (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any Incentive Stock Options exercisable on the date of death.

   Section 3.7. Retirement or Disability. Unless otherwise provided in an Award Agreement or otherwise agreed to by the Plan Administrator, upon the termination of the Optionee's employment by reason of permanent disability or retirement (as each is determined by the Plan Administrator), the Optionee may exercise any Incentive Stock Options exercisable on the date of termination, provided such option exercise occurs within the sooner of (i) the remaining Option Term of the Incentive Stock Option, and (ii) six months (in the case of permanent disability) or three months (in the case of retirement) of termination. Notwithstanding the terms of an Award Agreement, the tax treatment available pursuant to Section 422 of the Code, as amended, upon the exercise of an Incentive Stock Option shall not be available to an Optionee who exercises any Incentive Stock Options more than (i) one year after the date of termination of employment due to permanent disability or
(ii) three months after the date of termination of employment due to retirement.

   Section 3.8. Termination for Other Reasons. Upon termination of the Optionee's employment for any reason other than death, disability or retirement, the Optionee may exercise any Incentive Stock Options exercisable on the date of termination of employment, provided such option exercise occurs within the sooner of (i) the remaining Option Term of the Incentive Stock Option, and (ii) the expiration of thirty days of the date of termination.

   Section 3.9. Applicability of Stock Option Sections. Sections 2.5, Manner of Payment, and 2.6, Issuance of Certificates, applicable to Stock Options, shall apply equally to Incentive Stock Options. Said Sections are incorporated by reference in this Article III as though fully set forth herein

   Section 3.10.  Code Requirements.  The terms of any Incentive Stock
Option granted under the Plan shall comply in all respects with the provisions of Code Section 422. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the




                                     5
                                    26

Plan or any Incentive Stock Option under Code Section 422, unless the participant has first requested the change that will result in such disqualification.

                        ARTICLE IV.  MISCELLANEOUS

   Section 4.1. General Restriction. Each Award under the Plan shall be subject to the requirement that, if at any time the Plan Administrator shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an Award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issue or purchase of shares of Common Stock thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Plan Administrator.

   Section 4.2. Non-Assignability. No Award under the Plan shall be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution. During the life of the recipient, such Award shall be exercisable only by such person or by such person's guardian or legal representative.

   Section 4.3. Withholding Taxes. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue, transfer or vest only such number of shares of the Company net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

   Section 4.4. Right to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participant.

   Section 4.5. Non-Uniform Determinations. The Plan Administrator's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

   Section 4.6. Rights as a Stockholder. The recipient of any Award under the Plan shall have no rights as a stockholder with respect thereto unless and until certificates for shares of Common Stock are issued to him.

   Section 4.7. Definitions. In this Plan the following definitions shall apply:

   (a) "Award" shall mean a grant of Stock Options or Incentive Stock Options under the Plan.

                                     6

   (b) "Fair Market Value" as of any date and in respect of any share of Common Stock means the closing price on such date or on the previous business day, if such date is not a business day, of a share of Common Stock reflected in the consolidated trading tables of The Wall Street Journal or any other publication selected by the Plan Administrator provided that, if shares of Common Stock shall not have been traded on the National Association of Securities Dealers, Inc. Automated Quotation System/National Market System or other public securities market for more than 10 days immediately preceding such date or if deemed appropriate by the Plan Administrator for any other reason, the fair market value of shares of Common Stock shall be as determined by the Plan Administrator in such other manner as it may deem appropriate. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

   (c) "Non-Employee Director" shall mean a director who (i) is not an officer of the Company or a parent or subsidiary of the Company, or otherwise employed by the Company or parent or subsidiary of the Company; (ii) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount not exceeding $60,000; (iii) does not possess an interest in any transaction for which disclosure would be required under Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended ("Securities Act"); and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K of the Securities Act.

   (d)    "Option" means a Stock Option or Incentive Stock Option.

   (e) "Option Price" means the purchase price per share of Common Stock deliverable upon the exercise of a Stock Option or Incentive Stock Option.

   Section 4.8. Leaves of Absence. The Plan Administrator shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any Award. Without limiting the generality of the foregoing, the Plan Administrator shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan, and (ii) the impact, if any, of any such leave of absence on Awards under the Plan theretofore made to any recipient who takes such leave of absence.

   Section 4.9. Newly Eligible Employees. The Plan Administrator shall be entitled to make such rules, regulations, determinations and Awards as it deems appropriate in respect of any director, officer or employee who becomes eligible to participate in the Plan or any portion thereof after the commencement of an Award or incentive period.

   Section 4.10. Adjustments. In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Plan Administrator may appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to Options or Performance Shares theretofore granted under the Plan, and any and all other matters deemed appropriate by the Plan Administrator.





                                     7

   Section 4.11.  Changes in the Company's Capital Structure.

   (a) The existence of outstanding Options or Performance Shares shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

   (b) If, while there are outstanding Options, the Company shall effect a subdivision or consolidation of shares or other increase or reduction in the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then, subject to the provisions, if any, in the Award Agreement (a) in the event of an increase in the number of such shares outstanding, the number of shares of Common Stock then subject to Options hereunder shall be proportionately increased; and (b) in the event of a decrease in the number of such shares outstanding, the number of shares of Common Stock then subject to Option hereunder shall be proportionately decreased.

   (c) After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, (i) each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of shares of stock, other securities or consideration to which such holder would have been entitled to receive pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of the Company equal to the number of shares as to which such Option had been exercisable, and (ii) unless otherwise provided by the Plan Administrator, the number of shares of Common Stock, other securities or consideration to be received with respect to unvested Performance Shares shall continue to be subject to the Award Agreement, including any vesting provisions thereof.

   (d) If the Company is about to be merged into or consolidated with another corporation or other entity under circumstances where the Company is not the surviving corporation, or if the Company is about to sell or otherwise dispose of substantially all of its assets to another corporation or other entity while unvested Performance Shares or unexercised Options remain outstanding, then the Plan Administrator may direct that any of the following shall occur:

       (i) If the successor entity is willing to assume the obligation to deliver shares of stock or other securities after the effective date of the merger, consolidation or sale of assets, as the case may be, each holder of an outstanding Option shall be entitled to receive, upon the exercise of such Option and payment of the Option Price, in lieu of shares of Common Stock, such shares of stock or other securities as the holder of such Option would have been entitled to receive had such Option been exercised immediately prior to the consummation of such merger, consolidation or sale, and the terms of such Option shall apply


                                     8
   as nearly as practicable to the shares of stock or other securities purchasable upon exercise of the Option following such merger, consolidation or sale of assets;

      (ii) The Plan Administrator may waive any limitations set forth in or imposed pursuant to this Plan or any Award Agreement with respect to such Option or Performance Share such that (A) such Option shall become exercisable prior to the record or effective date of such merger, consolidation or sale of assets or (B) the vesting of such Performance Share shall occur upon such merger, consolidation or sale of assets; and/or

     (iii) The Plan Administrator may cancel all outstanding Options as of the effective date of any such merger, consolidation or sale of assets, provided that prior notice of such cancellation shall be given to each holder of an Option at least 30 days prior to the effective date of such merger, consolidation or sale of assets, and each holder of an Option shall have the right to exercise such Option in full during a period of not less than 30 days prior to the effective date of such merger, consolidation or sale of assets.

   (e) Except as herein provided, the issuance by the Company of Common Stock or any other shares of capital stock or securities convertible into shares of capital stock, for cash, property, labor done or other consideration, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

   Section 4.12. Amendment of the Plan. The Board of Directors may, without further approval by the stockholders and without receiving further consideration from the participants, amend this Plan or condition or modify Awards under this Plan.




























                                     9
                                    30

                         RELIABILITY INCORPORATED
                                   PROXY


   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 1997.

        The undersigned hereby appoints Larry Edwards and Max T. Langley, or either of them, with full power of substitution, attorneys and
P proxies of the undersigned to vote all shares of Common Stock of Reliability Incorporated (the "Company") which the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on April 30, 1997, at the offices of the Company, at 10:00 a.m., Houston time, and any adjournment thereof:
R
      1.  Election of Directors, Nominees:

            Larry Edwards, W. L. Hampton,
O
            John R. Howard, Thomas L. Langford,

            A.C. Lederer, Jr.
X
      2.  Approval and Ratification of the 1997 Stock Option Plan.

      3. In their discretion, upon such other matters as may come before the meeting or any adjournment thereof.
Y
        All as described in the Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

    You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE FOR THE BOARD OF DIRECTORS' NOMINEES and FOR APPROVAL OF THE 1997 STOCK OPTION PLAN. The Proxies cannot vote your shares unless you sign and return this Card.
                                                            -------------
                                                           / SEE REVERSE /
                                                          /      SIDE   /
                                                          -------------

  ----      Please mark             SHARES IN YOUR NAME
/  X /      your votes as
-----       in this example

                          FOR            WITHHELD
                          ALL              FROM
                       NOMINEES             ALL
                                         NOMINEES
1. Election of           ----              ----
   Directors           /    /            /    /
   (see reverse)       -----             -----

   For, except vote withheld from the following nominee(s):

   -------------------------------------------------------

                               FOR          AGAINST             ABSTAIN
                               ----         -------             -------
2.  Approval of 1997          /   /        /      /            /      /
   Stock Option Plan          ----         ------              ------



SIGNATURE(S)                                               DATE
            -----------------------------------------             ----------


SIGNATURE(S)                                               DATE
            -----------------------------------------             ----------
Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.





























                                    32